Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.1725%



        Excess Protection Level
          3 Month Average   6.41%
          May, 1999   7.57%
          April, 1999   5.02%
          March, 1999   6.65%


        Cash Yield                                  19.45%


        Investor Charge Offs                         4.88%


        Base Rate                                    7.00%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $ 41,914,776,221.36


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 2,922,256,702.87